First Investors Covered Call Strategy Fund		Ticker Symbols
Summary Prospectus	January 31, 2018	Class A: FRCCX Advisor Class: FRCDX Institutional Class: FRCEX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find this and other information about the Fund, including the statement of additional information (“SAI”) and most recent reports to shareholders, at www.foresters.com/prospectuses.  You can also get this information at no cost by calling 1(800)423-4026 or by e-mailing investorservices@foresters.com.  The Fund’s prospectus and SAI, dated January 31, 2018, as each may be amended or supplemented, and the financial statements in the annual report to shareholders, dated September 30, 2017, are incorporated herein by reference.

Investment Objective:  The Fund seeks long-term capital appreciation.
Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $50,000 in certain classes of shares of certain First Investors Funds.  More information about these and other discounts is available from your financial representative and in “Are sales charge discounts and waivers available” on page 226 of the Fund’s prospectus and in “Additional Information About Sales Charge Discounts and Waivers” on page II-60 of the Fund’s SAI.  You may be required to pay a commission to your financial intermediary for Institutional Class shares purchased through them. Such commissions are not reflected in the tables or the Example below.
Shareholder Fees (fees paid directly from your investment)	Class A	Advisor Class	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	1.00%[1]	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Advisor Class	Institutional Class
Management Fees	0.80%	0.80%	0.80%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.31%	0.26%	0.16%
Total Annual Fund Operating Expenses	1.36%	1.06%	0.96%
Fee Limitation and/or Expense Reimbursement[2]	0.06%	0.09%	0.12%
Total Annual Fund Operating Expenses After Fee Limitation and/or Expense Reimbursement	1.30%	0.97%	0.84%
1. A contingent deferred sales charge of 1% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge.
2. The Adviser has contractually agreed to limit fees and/or reimburse expenses of the Fund until at least January 31, 2019, to the extent that Total Annual Fund Operating Expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) exceed 1.30% for Class A, 0.97% for Advisor Class and 0.84% for Institutional Class shares.  The Adviser can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Adviser, provided that such repayment does not cause the expenses of the Fund’s

Class A, Advisor Class or Institutional Class shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed or the current limits established under the Expense Limitation Agreement.  The fee limitation and/or expense reimbursement may be terminated or amended prior to January 31, 2019, only with the approval of the Fund’s Board of Trustees.

Example
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee limitation/expense reimbursement arrangement through January 31, 2019).  Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares, your costs would be:
	1 year	3 years	5 years	10 years
Class A shares	$700	$975	$1,271	$2,111
Advisor Class shares	$99	$328	$576	$1,286
Institutional Class shares	$86	$294	$519	$1,167

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 121% of the average value of its portfolio.

Principal Investment Strategies:  The Fund invests in a portfolio of equity securities and writes (sells) call options on those securities.  Under normal circumstances, the Fund will write (sell) call options on at least 80% of the Fund’s total assets.  The Fund will normally write (sell) covered call options listed on U.S. exchanges on the equity securities held by the Fund to seek to lower the overall volatility of the Fund’s portfolio, protect the Fund from market declines and generate income.  The call options written (sold) by the Fund will generally have an exercise price that is above the market price of the underlying security at the time the option is written (sold).  The Fund’s equity investments will consist primarily of common stocks of large-size U.S. companies, certain of which may pay dividends, and U.S. dollar-denominated equity securities of foreign issuers (i.e., American Depositary Receipts (“ADRs”)), traded on U.S. securities exchanges.  To a lesser extent, the Fund may also invest in and write (sell) covered call options on securities of mid- and small-capitalization issuers and exchange-traded funds (“ETFs”) that track certain market indices, such as the S&P 500. The nature of the Fund is such that it may be expected to underperform equity markets during periods of sharply rising equity prices; conversely, the Fund seeks to reduce losses relative to equity markets during periods of declining equity prices.
A call option gives the purchaser of the option the right to buy, and the writer, in this case, the Fund, the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the underlying security during the option period.  Covered call options may be sold up to the number of shares of the equity securities held by the Fund.
In selecting investments, the Fund’s subadviser considers the following, among other criteria: a) companies in an industry with a large market share or significant revenues that fit the Fund’s investment strategy; b) companies with new products or a potentially positive change in management; c) recent or anticipated fundamental improvements in industry environment; and d) in some circumstances, companies that are out of favor.  Call options written by the Fund are designed to create income, lower the overall volatility of the Fund’s portfolio and mitigate the impact of market declines.  The Fund’s subadviser considers several factors when writing (selling) call options, including the overall equity market outlook, sector and/or industry attractiveness, individual security considerations, and relative and/or historical levels of option premiums.
The Fund may sell a security based on the following, among other criteria: a) a defined deterioration in operating fundamentals and/or a significant negative outlook from management; b) a large appreciation in the stock price leads to overvaluation relative to itself and its peers historically; c) significant management turnover at the senior level; or d) a change in the stage of the market cycle.  The subadviser considers the period from one recession to the next recession a full market cycle.  The subadviser writes call options based upon the subadviser’s outlook on the economy and stock market and analysis of individual stocks, which can impact the strike price and expiration of a call option. Generally, higher implied volatility will lead to longer expirations, locking in potentially higher call premiums, whereas lower implied volatility will tend to lead to shorter-dated options.  The writing of covered call options may result in frequent trading and a high portfolio turnover rate.
Principal Risks:  You can lose money by investing in the Fund.  There is no guarantee that the Fund will meet its investment objective.  Here are the principal risks of investing in the Fund:
American Depositary Receipts Risk.  ADRs may involve many of the same risks as direct investments in foreign securities, including currency exchange fluctuations, less liquidity and more volatility, governmental regulations, and the potential for political and economic instability.
Call Options Risk.  Writing call options involves risks, such as potential losses if equity markets or an individual equity security do not move as expected and the potential for greater losses than if these techniques had not been used.  By writing covered call options, the Fund will give up the opportunity to benefit from potential increases in the value of a Fund asset above the exercise price, but will bear the risk of declines in the value of the asset. Writing call options may expose the Fund to significant additional costs.  Derivatives may be difficult to sell, unwind or value.
Dividend Risk.  At times, the Fund may not be able to identify attractive dividend-paying stocks.  The income received by the Fund will also fluctuate due to the amount of dividends that companies elect to pay.
Exchange-Traded Funds Risk.  The risks of investing in securities of ETFs typically reflect the risks of the types of instruments in which the ETF invests. In addition, because ETFs are investment companies, the Fund will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, the Fund’s operating expenses may be higher and performance may be lower.
High Portfolio Turnover Risk.  High portfolio turnover could increase the Fund’s transaction costs, result in taxable distributions to shareholders and negatively impact performance.
Market Risk.  Stock prices may decline over short or even extended periods due to general economic and market conditions, adverse political or regulatory developments or a change in interest rates.  Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet redemptions.
Mid-Size and Small-Size Company Risk.  The market risk associated with stocks of mid- and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations.  At times, it may be difficult to sell mid- to small-size company stocks at reasonable prices.
Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet expectations.

Tax Risk.  Writing call options may significantly reduce or eliminate the amount of dividends that generally are taxable to non-corporate shareholders at a lower rate.  Covered calls also are subject to federal tax rules that: (1) limit the allowance of certain losses or deductions by the Fund; (2) convert the Fund’s long-term capital gains into higher taxed short-term capital gains or ordinary income; (3) convert the Fund’s ordinary losses or deductions to capital losses, the deductibility of which are more limited; and/or (4) cause the Fund to recognize income or gains without a corresponding receipt of cash.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund.  The bar chart shows the Fund’s Class A shares performance for the past calendar year.  The table shows how the Fund’s average total returns for the 1-year and Life of Class periods compare to those of a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance is available by visiting www.foresters.com or by calling 1 (800) 423-4026.
Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.
Total Annual Returns For Calendar Year Ended December 31

During the period shown, the highest quarterly return was 3.87% (for the quarter ended December 31, 2017) and the lowest quarterly return was 0.57% (for the quarter ended June 30, 2017).

Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	Life of Class*
Class A Shares
(Return Before Taxes)	4.59%	6.20%
(Return After Taxes on Distributions)	4.35%	5.95%
(Return After Taxes on Distributions and Sale of Fund Shares)	2.79%	4.62%
Advisor Class Shares (Return Before Taxes)	11.40%	10.20%
Institutional Class Shares (Return Before Taxes)	11.57%	10.40%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	21.83%	18.46%
Cboe S&P 500 BuyWrite Index (reflects no deduction for fees, expenses or taxes)	13.00%	12.01%
* The average annual total returns shown are for the period since the Fund’s commencement on 4/1/16.

The after-tax returns are shown only for Class A shares and are calculated using the highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and will vary for other share classes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Adviser:  Foresters Investment Management Company, Inc. is the Fund’s investment adviser and Ziegler Capital Management, LLC (“ZCM”) serves as subadviser to the Fund.
Portfolio Manager:  The Fund is managed primarily by Wiley D. Angell and Sean C. Hughes, CFA, at ZCM, who have served as the Fund’s portfolio managers since its inception in 2016.
Purchase and Sale of Fund Shares:  You may purchase or redeem shares of the Fund on any business day by: contacting your financial intermediary in accordance with its policies; writing to the Fund’s transfer agent at: Foresters Investor Services, Inc., Raritan Plaza I, Edison, NJ 08837; or calling the Fund’s transfer agent at 1(800)423-4026.  The minimum initial purchase for Class A shares and Advisor Class shares is $1,000.  The minimum initial purchase for Institutional Class shares is $2,000,000.  The minimum initial purchase is reduced for certain types of accounts and also for accounts that are eligible to be opened under a systematic investment plan.  Subsequent investments can be made in any U.S. dollar amount.

Tax Information:  The Fund’s distributions are generally taxable, and will be taxed to you as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case the withdrawal of your investment from a tax-deferred arrangement may be taxable.
Payments to Broker-Dealers and Other Financial Intermediaries:  The Fund is primarily sold to retail investors through its principal underwriter, Foresters Financial Services, Inc. (“FFS”), which is an affiliate of the Fund’s adviser, and both are subsidiaries of the same holding company.  FFS representatives receive compensation for selling the Funds.  The Fund also may be sold through unaffiliated broker-dealers and other financial intermediaries, that receive compensation for selling First Investors Funds.  These payments may create a conflict of interest by influencing representatives, broker-dealers or other financial intermediaries to recommend First Investors Funds over other funds.  For more information ask your representative or your financial intermediary, see the Fund’s SAI or visit Foresters Financial’s or your financial intermediary’s website.

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